Exhibit (a)(1)(B)

Macquarie Infrastructure Corporation

LETTER OF TRANSMITTAL

Offer to Purchase for Cash, Dated February 17, 2021,
Any and All of its Outstanding
2.00% Convertible Senior Notes due 2023
(CUSIP No. 55608BAB1)

The Tender Offer (as defined herein) will expire at 11:59 p.m., New York City time, on March 16, 2021, or any other date and time to which the Company extends such Tender Offer (such date and time, as it may be extended, the “Expiration Date”), unless earlier terminated. You must validly tender your Notes (as defined herein) at or prior to the Expiration Date to be eligible to receive the Purchase Price (as defined herein) for such Notes. The Purchase Price will be payable in cash. Tendered Notes may be validly withdrawn from the Tender Offer at or prior to the Expiration Date. The Tender Offer is subject to the satisfaction or waiver of certain conditions as set forth under the heading “The Terms of the Tender Offer—Conditions to the Tender Offer” in the Offer to Purchase (as defined herein).

The Tender and Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers call: (212) 269-5550
Toll free: (800) 331-7024
Email: macquarie@dfking.com

By facsimile:
(For Eligible Institutions only)
(212) 709-3328
Confirmation:
(212) 232-3233

By Mail, Overnight Courier or Hand:
Attn: Michael Horthman
48 Wall Street
New York, New York 10005

DELIVERY OF THIS LETTER OF TRANSMITTAL OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THIS LETTER OF TRANSMITTAL NEED NOT BE COMPLETED BY HOLDERS TENDERING NOTES (AS DEFINED HEREIN) BY ATOP (AS HEREINAFTER DEFINED).

The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase, dated February 17, 2021 (the “Offer to Purchase”). To the extent there are any conflicts between the terms and conditions of the Letter of Transmittal and the terms and conditions of the Offer to Purchase, the terms and conditions of the Offer to Purchase shall control.

Requests for additional copies of this Letter of Transmittal or for copies of the related Offer to Purchase and requests for assistance relating to the procedures for tendering Notes may be directed to D.F. King & Co., Inc., which is serving as tender and information agent in connection with the Tender Offer (the “Tender and Information Agent”) at the address and telephone number on the front and back cover page of this Letter of Transmittal. Requests for assistance relating to the terms and conditions of the Tender Offer may be directed to J.P. Morgan Securities LLC (the “Dealer Manager”) at the address and telephone number on the back cover page of this Letter of Transmittal. Beneficial owners may also contact their broker, dealer, commercial bank, trust company, custodian or other nominee (each, a “Nominee”) for assistance regarding the Tender Offer.

This Letter of Transmittal and the instructions hereto (as it may be amended or supplemented from time to time, this “Letter of Transmittal”), the Offer to Purchase (together with this Letter of Transmittal, the “Offer Documents”) constitute an offer by Macquarie Infrastructure Corporation, a Delaware corporation (the “Company”), on the terms and subject to the conditions set forth in the Offer Documents, to purchase any and all of the outstanding $402,500,000 principal amount of its 2.00% Convertible Senior Notes due 2023 (the “Notes”) for cash in an amount equal to $1,000 per $1,000 principal amount of Notes purchased (the “Purchase Price”). Additionally, Holders (as defined herein) of the Notes that are validly tendered at or prior to the Expiration Date and accepted for purchase will receive accrued interest, if any, from the last interest payment date up to, but not including, the Settlement Date (as defined herein) (“Accrued Interest”). The Company refers to the offer to purchase the Notes as the “Tender Offer.”

The Tender Offer is open to all registered holders (individually, a “Holder” and, collectively, the “Holders”) of the Notes. The Notes are represented by one or more global certificates registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”), and held in book-entry form through DTC. DTC is the only registered holder of the Notes. DTC facilitates the clearance and settlement of securities transactions through electronic book-entry changes in accounts of DTC participants. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other organizations.

Only Notes validly tendered and not validly withdrawn prior to 11:59 p.m., New York City time, on the Expiration Date and accepted for purchase will be purchased in the Tender Offer (the date of such acceptance and purchase, the “Settlement Date”). The Tender Offer is not conditioned on the tender of any minimum principal amount of Notes. The Tender Offer is, however, subject to the satisfaction or waiver of certain conditions as described in the Offer to Purchase. See “The Terms of the Tender Offer—Conditions to the Tender Offer” in the Offer to Purchase. The purpose of the Tender Offer is to purchase any and all of the outstanding Notes in order to retire the debt associated with the Notes. All Notes validly tendered and accepted for purchase in the Tender Offer will be retired and canceled.

The Notes may be tendered and accepted for purchase only in principal amounts equal to minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Holders who do not tender all of their Notes must ensure that they retain a principal amount of Notes equal to or greater than $2,000. No alternative, conditional or contingent tenders will be accepted.

DTC participants that wish to effectively tender Notes that are held through DTC should either (1) properly complete and duly execute this Letter of Transmittal, together with any other documents required by this Letter of Transmittal, and mail or deliver this Letter of Transmittal (or a manually signed facsimile thereof) and such other documents to the Tender and Information Agent or (2) electronically transmit their acceptance through the automated tender offer program (“ATOP”) (and thereby tender the Notes), for which the transaction will be eligible, followed by a properly transmitted Agent’s Message delivered to the Tender and Information Agent. Upon receipt of such Holder’s acceptance through ATOP, DTC will edit and verify the acceptance, execute a book-entry delivery to the Tender and Information Agent’s account at DTC and send an Agent’s Message to the Tender and Information Agent for its acceptance. The confirmation of a book-entry transfer into the Tender and Information Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Tender and Information Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant stating (1) the aggregate principal amount of Notes to be tendered by such participant, (2) that such participant has received copies of the Offer Documents and agrees to be bound by the terms and conditions of the Tender Offer as described herein and in the Letter of Transmittal and (3) that the Company may enforce the terms and conditions of the Letter of Transmittal against such tendering participant.

A beneficial owner whose Notes are held by a Nominee and who desires to tender such Notes in the Tender Offer must contact its Nominee and instruct such Nominee to tender its Notes on such beneficial owner’s behalf. Accordingly, beneficial owners wishing to participate in the Tender Offer should contact their Nominee as soon as possible in order to determine the time by which such owner must take action in order to so participate. Any beneficial owner of Notes held of record by DTC or its Nominee, through authority granted by DTC, may direct the DTC participant through which such beneficial owner’s Notes are held in DTC to tender Notes on such beneficial owner’s behalf. See below for more information.

If the Tender Offer is terminated or withdrawn, or the Notes are not accepted for purchase, no consideration will be paid or payable to Holders of those Notes. If any tendered Notes are not purchased pursuant to the Tender Offer for any reason, such Notes not purchased will be returned promptly, without expense, to the tendering Holder (or, in the case of Notes tendered by book-entry transfer, such Notes will be promptly credited to the account maintained at DTC from which Notes were delivered) after the expiration or termination of the Tender Offer.

The Tender Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders should carefully review such information.

The Offer Documents contain important information that should be read before any decision is made with respect to the Tender Offer. In particular, see “Certain Considerations” in the Offer to Purchase for a discussion of certain factors you should consider in connection with the Tender Offer.

THE OFFER TO PURCHASE AND RELATED DOCUMENTS DO NOT CONSTITUTE AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL NOTES IN ANY STATE OR IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL. IN THOSE JURISDICTIONS WHERE THE SECURITIES, BLUE SKY OR OTHER LAWS REQUIRE THE TENDER OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE TENDER OFFER WILL BE DEEMED TO BE MADE ON BEHALF OF THE COMPANY BY THE DEALER MANAGER OR ONE OR MORE REGISTERED BROKERS OR DEALERS LICENSED UNDER THE LAWS OF SUCH JURISDICTION.

If you desire to tender Notes for which you are the beneficial owner that are held through a Nominee, you should contact such Nominee promptly and instruct the Nominee to tender such Notes on your behalf. The instructions included with this Letter of Transmittal must be followed.

Holders who wish to tender their Notes using this Letter of Transmittal must:

•	complete the section below entitled “Method of Delivery”;

•	complete the box below entitled “Description of Notes Tendered” and sign where indicated under “Please Sign Here”; and

•	complete the enclosed IRS Form W-9 or an appropriate IRS Form W-8, as described below.

NONE OF THE COMPANY, ITS BOARD OF DIRECTORS, ITS OFFICERS, THE DEALER MANAGER, THE TENDER AND INFORMATION AGENT OR THE TRUSTEE, OR ANY OF THEIR RESPECTIVE AFFILIATES, MAKES ANY RECOMMENDATION TO ANY HOLDER WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH HOLDER’S NOTES, AND NONE OF THEM HAS AUTHORIZED ANY PERSON TO MAKE ANY SUCH RECOMMENDATION. IF ANYONE MAKES ANY RECOMMENDATION OR REPRESENTATION OR GIVES ANY SUCH INFORMATION, HOLDERS SHOULD NOT RELY UPON THAT RECOMMENDATION, REPRESENTATION OR INFORMATION AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE DEALER MANAGER, THE TENDER AND INFORMATION AGENT OR THE TRUSTEE. HOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER DOCUMENTS, CONSULT THEIR OWN INVESTMENT AND TAX ADVISORS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER NOTES, AND, IF SO, THE PRINCIPAL AMOUNT OF NOTES TO TENDER.

THE COMPANY IS NOT PROVIDING FOR PROCEDURES FOR TENDERS OF NOTES TO BE MADE BY GUARANTEED DELIVERY. ACCORDINGLY, HOLDERS MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING THE NORMAL BUSINESS HOURS OF DTC ON OR PRIOR TO THE EXPIRATION DATE. IF A HOLDER HOLDS NOTES THROUGH A NOMINEE, SUCH HOLDER SHOULD KEEP IN MIND THAT SUCH ENTITY MAY REQUIRE THE HOLDER TO TAKE ACTION WITH RESPECT TO THE TENDER OFFER A NUMBER OF DAYS BEFORE THE EXPIRATION DATE IN ORDER FOR SUCH ENTITY TO TENDER NOTES ON SUCH HOLDER’S BEHALF ON OR PRIOR TO THE EXPIRATION DATE. TENDERS NOT COMPLETED PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON MARCH 16, 2021 WILL BE DISREGARDED AND OF NO EFFECT (UNLESS THE TENDER OFFER HAS BEEN EXTENDED AND SUCH TENDERS ARE COMPLETED PRIOR TO THE EXPIRATION OF THE EXTENDED TENDER OFFER).

METHOD OF DELIVERY

Name of Tendering Institution:

DTC Participant Number:

Account Number:

Transaction Code Number:

DESCRIPTION OF NOTES TENDERED
Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Principal Amount of Notes Tendered*
	CUSIP No. 55608BAB1*	$

* Must be tendered in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof.The names and addresses of the Holders should be printed exactly as they appear on a security position listing showing such participant as the owner of the Notes. No alternative, conditional or contingent tenders will be accepted.

If you do not wish to tender your Notes, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of this Letter of Transmittal (this “Letter of Transmittal”) and the Offer to Purchase, dated February 17, 2021 (the “Offer to Purchase” and, together with this Letter of Transmittal, as amended and supplemented from time to time, the “Offer Documents”), constituting an offer by Macquarie Infrastructure Corporation, a Delaware corporation (the “Company”), on the terms and subject to the conditions set forth in the Offer Documents, to purchase any and all of the outstanding $402,500,000 principal amount of its 2.00% Convertible Senior Notes due 2023 (the “Notes”) for cash in an amount equal to $1,000 per $1,000 principal amount of Notes purchased (the “Purchase Price”). Additionally, Holders (as defined herein) of the Notes that are validly tendered at or prior to the Expiration Date and accepted for purchase will receive accrued interest, if any, from the last interest payment date up to, but not including, the Settlement Date (as defined herein) (“Accrued Interest”). The Company refers to the offer to purchase the Notes as the “Tender Offer.”

Upon the terms and subject to the conditions of the Tender Offer, the undersigned hereby tenders to the Company the principal amount of Notes indicated above in the box captioned “Description of Notes Tendered.”

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Letter of Transmittal, the undersigned hereby (1) irrevocably sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Notes tendered thereby and accepted for purchase pursuant to the terms hereof, (2) waives any and all other rights with respect to the Notes (including, without limitation, any existing or past defaults and their consequences in respect of the Notes and the indenture under which such Notes were issued), (3) releases and discharges the Company, the Trustee, the Paying Agent and the Conversion Agent (as defined in the indenture under which the Notes were issued) from any and all claims the tendering registered Holders (individually, a “Holder” and, collectively, the “Holders”) may have now, or may have in the future, arising out of, or related to, such Notes, including, without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to such Notes or to participate in any repurchase, redemption or defeasance of the Notes and (4) irrevocably constitutes and appoints D.F. King & Co., Inc., which is serving as tender and information agent in connection with the Tender Offer (the “Tender and Information Agent”), as the true and lawful agent and attorney-in-fact of such Holder (with full knowledge that the Tender and Information Agent also acts as the agent of the Company) with respect to any such tendered Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) transfer ownership of such Notes on the account books maintained by The Depository Trust Company (“DTC”), together with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company, (b) present such Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Tender and Information Agent will have no rights to, or control over, funds from the Company, except as agent for the tendering Holders, for the Purchase Price, plus any Accrued Interest, of Notes tendered pursuant to the Tender Offer, as determined pursuant to the terms of the Offer to Purchase, for any tendered Notes that are purchased by the Company).

The undersigned understands and acknowledges that the Tender Offer will expire at 11:59 p.m., New York City time, on March 16, 2021, or any other date and time to which the Company extends such Tender Offer (such date and time, as it may be extended, the “Expiration Date”), unless earlier terminated. The undersigned understands and acknowledges that, in order to receive the Purchase Price offered for the Notes, the undersigned must have validly tendered and not validly withdrawn Notes prior to 11:59 p.m., New York City time, on the Expiration Date. The undersigned understands and acknowledges that tenders are irrevocable except that Notes not yet accepted for purchase may be withdrawn at any time after April 13, 2021 (40 business days after the commencement of the Tender Offer).

Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that checks for payment of the Purchase Price for validly tendered and accepted Notes and any Accrued Interest to be issued in connection with the Tender Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Notes representing principal amounts not accepted for purchase be credited to such DTC participant’s account. In the event that the “Special Payment Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Notes representing principal amounts not accepted for purchase be credited to the account of, and checks for payment of the Purchase Price for validly tendered and accepted Notes and any Accrued Interest be issued in the name(s) of and be delivered to, the person(s) at the addresses so indicated, as applicable.

The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Notes from the name of the Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered.

Withdrawal rights with respect to the Notes will terminate on the Expiration Date. Thereafter, tenders are irrevocable except that Notes not yet accepted for purchase may be withdrawn at any time after April 13, 2021 (40 business days after the commencement of the Tender Offer). If any tendered Notes are not purchased pursuant to the Tender Offer for any reason, such Notes not purchased will be returned promptly, without expense, to the tendering Holder (or, in the case of Notes tendered by book-entry transfer, such Notes will be promptly credited to the account maintained at DTC from which Notes were delivered) after the expiration or termination of the Tender Offer.

For a withdrawal of Notes to be valid, the Tender and Information Agent must timely receive a written or facsimile notice of withdrawal at one of its the address(es) set forth on the last page of this document, or a properly transmitted “Request Message” through the automated tender offer program (“ATOP”) must be received by the Tender and Information Agent, in each case prior to the Expiration Date. The withdrawal notice must:

•	specify the name of the person that tendered the Notes to be withdrawn and, if different, the record holder of such Notes (or, in the case of Notes tendered by book-entry transfer, the name of the DTC participant for whose account such Notes were tendered and such participant’s account number at DTC to be credited with the withdrawn Notes);

•	contain a description(s) of the Notes to be withdrawn, including the CUSIP number, and the aggregate principal amount represented by such Notes to be withdrawn;

•	be signed by the Holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), if any (or, in the case of Notes tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant’s name is listed on the applicable Agent’s Message), or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes; and

•	if the Letter of Transmittal was executed by a person other than the Holder, be accompanied by a properly completed irrevocable proxy that authorizes such person to effect such revocation on behalf of such Holder.

The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer Documents and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Tender Offer, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The undersigned hereby represents, warrants and undertakes to the Company, the Tender and Information Agent and the Dealer Manager that:

•	the undersigned has received the Offer Documents and agrees to be bound by all the terms and conditions of the Tender Offer;

•	the Notes are, at the time of acceptance, and will continue to be, until the payment on the Settlement Date, or the termination or withdrawal of the Tender Offer, or, in the case of Notes in respect of which the tender has been withdrawn, the date on which such tender is validly withdrawn, held by the undersigned;

•	the undersigned acknowledges that all authority conferred or agreed to be conferred pursuant to these representations, warranties and undertakings and every obligation of the undersigned shall be binding upon the successors, assigns, heirs, executors, administrators, trustee in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned;

•	the undersigned has full power and authority to tender, sell, assign and transfer the tendered Notes;

•	the Notes will, on the Settlement Date, be transferred by the undersigned to the Company in accordance with the terms of the Tender Offer, and the Company will acquire good, marketable and unencumbered title thereto, with full title guarantee free and clear of all liens, restrictions, charges and encumbrances, not subject to any adverse claim or right, and together with all rights attached thereto; and

•	the undersigned will, upon request, execute and deliver any additional documents deemed by the Tender and Information Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered.

For purposes of the Tender Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes, or defectively tendered Notes with respect to which the Company has waived all defects, if, as and when the Company gives notice thereof to the Tender and Information Agent.

The undersigned understands that, except as set forth in the Offer to Purchase, the Company will not be required to accept for purchase any of the Notes tendered.

The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Tender and Information Agent, until receipt by the Tender and Information Agent and, in the case of Notes tendered through DTC’s ATOP, of a properly transmitted Agent’s Message together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company.

PLEASE SIGN HERE
(PLEASE COMPLETE AND RETURN WITH THE ATTACHED IRS FORM W-9 (OR IRS FORM W-8, AS APPLICABLE) UNLESS AN AGENT’S MESSAGE IS DELIVERED THROUGH THE FACILITIES OF DTC)

This Letter of Transmittal must be signed by the Holder, exactly as his, her, its or their name(s) appear(s) as a DTC participant on a security position listing showing such Holder as the owner of the Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. Certain signatures must be guaranteed by a Medallion Signature Guarantor. See Instruction 3 below.

x
x
(Signature(s) of Holder(s) or Authorized Signatory)
Date: , 2021
Name(s):
Capacity (Full Title):
Address:
(Include Zip Code)
Area Code and Telephone Number:

PLEASE COMPLETE IRS FORM W-9 HEREIN (OR IRS FORM W-8, AS APPLICABLE)
AND SIGNATURE GUARANTEE, IF REQUIRED (SEE INSTRUCTION 3 BELOW)

CERTAIN SIGNATURES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR

Authorized Signature:
Name of Signatory:
(Please Print)
Title:

Name of Medallion Signature Guarantor:

Address:

(Include Zip Code)
Area Code and Telephone Number:
Date: , 2021

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 3, 4, 5 and 6)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3, 4, 5 and 6)

To be completed ONLY if checks for payment of the Purchase Price for validly tendered and accepted Notes and any Accrued Interest are to be issued to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

To be completed ONLY if Notes not accepted for purchase are to be credited to the account of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.
Issue checks for payment of the Purchase Price for validly tendered and accepted Notes and any Accrued Interest to:	Credit the Notes not accepted for purchase to:
Name	Name
(Please Print)	(Please Print)
Address	Address
(Including Zip Code)	(Including Zip Code)
(Taxpayer Identification Number or Social Security Number) (Also Provide IRS Form W-9 or the Appropriate IRS Form W-8)	(Taxpayer Identification Number or Social Security Number) (Also Provide IRS Form W-9 or the Appropriate IRS Form W-8)
DTC Account Number:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

1.            Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national notes exchange or the Financial Industry Regulatory Authority, Inc., or by a commercial bank or trust company having an office or a correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered Holder(s) of Notes (which term, for purposes of this document, shall include any participant in the DTC system whose name appears on a security position listing as the owner of Notes) tendered hereby or (ii) such Notes are tendered for the account of an Eligible Institution. See Instruction 4.

2.            Delivery of Letter of Transmittal. This Letter of Transmittal is to be completed, or an electronic confirmation pursuant to DTC’s ATOP (together with a Book-Entry Confirmation) is to be transmitted, by Holders for tenders made pursuant to the procedures for tenders by book-entry transfer set forth in the Offer to Purchase under the caption “The Terms of the Tender Offer—Procedure for Tendering Notes.” A properly completed and duly executed Letter of Transmittal (or manually signed facsimile) or an electronic confirmation pursuant to the DTC’s ATOP system (together with a Book-Entry Confirmation), and any other required documents, must be received by the Tender and Information Agent at its address set forth on the front and back cover of this Letter of Transmittal at or prior to the Expiration Date. Delivery of documents to DTC or the Trustee does not constitute delivery to the Tender and Information Agent.

THE METHOD OF DELIVERY OF NOTES AND LETTERS OF TRANSMITTAL, ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE PERSON TENDERING NOTES AND DELIVERING THIS LETTER OF TRANSMITTAL OR TRANSMITTING AN AGENT’S MESSAGE AND, EXCEPT AS OTHERWISE PROVIDED IN THIS LETTER OF TRANSMITTAL, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE TENDER AND INFORMATION AGENT. DELIVERY OF DOCUMENTS TO DTC OR THE TRUSTEE DOES NOT CONSTITUTE DELIVERY TO THE TENDER AND INFORMATION AGENT. IF DELIVERY IS BY MAIL, IT IS SUGGESTED THAT HOLDERS USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE, TO PERMIT DELIVERY TO THE TENDER AND INFORMATION AGENT AT OR PRIOR TO SUCH TIME. HOLDERS DESIRING TO TENDER NOTES MUST ALLOW SUFFICIENT TIME FOR COMPLETION OF THE ATOP PROCEDURES DURING NORMAL BUSINESS HOURS OF DTC. MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED FOR PURCHASE. IN NO EVENT SHALL THE HOLDER SEND ANY DOCUMENTS OR NOTES TO THE DEALER MANAGER OR TO THE COMPANY.

No alternative, conditional or contingent tenders will be accepted for purchase pursuant to the Tender Offer.

The Notes may be tendered and accepted for purchase only in principal amounts equal to minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Holders who do not tender all of their Notes must ensure that they retain a principal amount of Notes equal to or greater than $2,000.

By execution and delivery of this Letter of Transmittal (or a manually signed facsimile hereof) or by electronic confirmation pursuant to DTC’s ATOP (together with the Book-Entry Confirmation), all tendering Holders of Notes waive any right to receive any notice of the acceptance of their Notes for payment. The entire aggregate principal amount represented by the Notes delivered to the Tender and Information Agent will be deemed to have been tendered. If any tendered Notes are not purchased pursuant to the Tender Offer for any reason, such Notes not purchased will be returned promptly, without expense, to the tendering Holder (or, in the case of Notes tendered by book-entry transfer, such Notes will be promptly credited to the account maintained at DTC from which Notes were delivered) after the expiration or termination of the Tender Offer.

Notes tendered may only be withdrawn pursuant to the procedure and subject to the terms set forth under the caption “The Terms of the Tender Offer—Withdrawal of Tenders” in the Offer to Purchase and as described herein.

3.            Withdrawal of Tenders. Withdrawal rights with respect to the Notes will terminate on the Expiration Date. Thereafter, tenders are irrevocable, except that Notes not yet accepted for purchase may be withdrawn at any time after April 13, 2021 (40 business days after the commencement of the Tender Offer).

For a withdrawal of Notes to be valid, the Tender and Information Agent must timely receive a written or facsimile notice of withdrawal at one of its addresses set forth on the last page of this Letter of Transmittal, or a properly transmitted “Request Message” through ATOP must be received by the Tender and Information Agent, in each case prior to the Expiration Date. The withdrawal notice must:

•	specify the name of the person that tendered the Notes to be withdrawn and, if different, the record holder of such Notes (or, in the case of Notes tendered by book entry transfer, the name of the DTC participant for whose account such Notes were tendered and such participant’s account number at DTC to be credited with the withdrawn Notes);

•	contain a description(s) of the Notes to be withdrawn, including the CUSIP number(s), and the aggregate principal amount represented by such Notes to be withdrawn;

•	be signed by the Holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), if any (or, in the case of Notes tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant’s name is listed on the applicable Agent’s Message), or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes; and

•	if the Letter of Transmittal was executed by a person other than the Holder, be accompanied by a properly completed irrevocable proxy that authorizes such person to effect such revocation on behalf of such Holder.

If the Notes to be withdrawn have been delivered or otherwise identified to the Tender and Information Agent, a signed notice of withdrawal is effective immediately upon proper written or facsimile notice of withdrawal, even if physical release is not yet effected by the Tender and Information Agent. Any Notes validly withdrawn will be deemed to be not validly tendered for purposes of the Tender Offer.

Holders may not rescind their withdrawal of tendered Notes, and any Notes validly withdrawn will thereafter be deemed not validly tendered for purposes of the Tender Offer. Validly withdrawn Notes may, however, be validly tendered again by following one of the procedures described in the Offer to Purchase under the caption “The Terms of the Tender Offer—Procedure for Tendering Notes” at any time prior to the Expiration Date.

Holders may accomplish valid withdrawals of Notes only in accordance with the foregoing procedures.

If a beneficial owner tendered its Notes through a Nominee and wishes to withdraw its Notes, it will need to make arrangements for withdrawal with its Nominee. The ability of a beneficial owner to withdraw a tender of its Notes will depend upon the terms of the arrangements it has made with its Nominee and, if its Nominee is not the DTC participant tendering those Notes, the arrangements between its Nominee and such DTC participant, including any arrangements involving intermediaries between its Nominee and such DTC participant.

Through DTC, the Tender and Information Agent will return to tendering Holders all Notes in respect of which it has received valid withdrawal instructions at or prior to the Expiration Date promptly after it receives such instructions.

All questions as to the form and validity (including time of receipt) of a notice of withdrawal will be determined by the Company in its sole discretion, which determination shall be final and binding. Holders may challenge the Company’s determination in a court of competent jurisdiction. None of the Company, the Dealer Manager, the Tender and Information Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give any such notification.

If the Company is delayed in its acceptance for purchase of, or payment for, any Notes or is unable to accept for purchase or pay for any Notes pursuant to the Tender Offer for any reason, then, without prejudice to the Company’s rights hereunder, but subject to applicable law, tendered Notes may be retained by the Tender and Information Agent on behalf of the Company (subject to Rules 13e-4(f)(5) and 14e-1 under the Exchange Act, which require that the Company pay the consideration offered or return the Notes deposited by or on behalf of the Holders promptly after the termination or withdrawal of the applicable Tender Offer).

4.            Signatures on Letter of Transmittal. If any Notes tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Notes.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority so to act must be submitted.

5.            Questions and Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Tender and Information Agent at its address and telephone numbers, as set forth on the front and back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Tender and Information Agent, and copies will be furnished promptly at the Company’s expense.

Requests for assistance relating to the terms and conditions of the Tender Offer may be directed to the Dealer Manager at the telephone number and address set forth on the back cover of this Letter of Transmittal. Holders of Notes may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the offer.

6.            IRS Forms; Backup Withholding. Payments made to a tendering Holder that is a U.S. person for U.S. federal income tax purposes may be subject to backup withholding, unless such Holder provides the appropriate documentation to the Tender and Information Agent including its taxpayer identification number (“TIN”) and certifying, among other things, that such TIN is correct, or such Holder otherwise establishes an exemption. Such Holder should use the Internal Revenue Service (“IRS”) Form W-9 (available from the IRS website at http://www.irs.gov) and should (i) enter its name, federal tax classification, address and TIN on the face of the IRS Form W-9, (ii) if such Holder is a corporation or other entity that is exempt from backup withholding, provide its “Exempt payee code”, (iii) if such Holder is submitting the IRS Form W-9 for an account maintained outside the United States by certain foreign financial institutions and is exempt from FATCA reporting, provide its “Exemption from FATCA reporting code” and (iv) sign (under penalty of perjury) and date the IRS Form W-9 and return it to the Tender and Information Agent. If such Holder does not provide its correct TIN and other required information or an adequate basis for exemption, payments made to such Holder will be subject to backup withholding (currently, at a rate of 24%) and such Holder may be subject to a penalty imposed by the IRS. If the Notes being tendered by such Holder are in more than one name or are not in the name of their actual owner, such Holder should consult the instructions accompanying the IRS Form W-9 available from the IRS website at http://www.irs.gov (the “W-9 Instructions”) for information on which TIN to report. If such Holder has not been issued a TIN, such Holder should consult the W-9 Instructions, and the Tender and Information Agent will make backup withholding on payments to such Holder if the Tender and Information Agent is not provided with a TIN by the time any such payment is made.

Exempt Holders (including, among others, most corporations) are not subject to these information reporting and backup withholding requirements, provided that, if required, they properly demonstrate their eligibility for exemption. See the W-9 Instructions for additional instructions.

In order for a Holder that is not a U.S. person for U.S. federal income tax purposes to establish an exemption from backup withholding, such Holder should submit the appropriate version of IRS Form W-8 (e.g., Form W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP, each available from the IRS website at http://www.irs.gov), signed under penalty of perjury, attesting to such Holder’s foreign status. The failure of such a Holder to provide the appropriate IRS Form W-8 may result in backup withholding on some or all of the payments made to such Holder pursuant to the Tender Offer.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a Holder’s federal income tax liability provided the required information is furnished by such Holder on a timely basis to the IRS.

Any person that is not a Holder and that will receive payments in connection with this Letter of Transmittal should also submit IRS form(s) applicable to such person to the Tender and Information Agent.

7.          Transfer Taxes. Tendering Holders of Notes purchased in the Tender Offer will not be obligated to pay brokerage commissions or fees to the Company, the Dealer Manager, or the Tender and Information Agent. The Company will pay or cause to be paid all transfer taxes with respect to the purchase of any Notes in the Tender Offer. If your Notes are held through a broker or other Nominee who tenders Notes on your behalf, such broker or Nominee may charge you a commission for doing so. You should consult with your broker or Nominee to determine whether any charges will apply.

8.            Irregularities. The Company, in its sole discretion, will determine all questions as to the form of documents and validity, eligibility (including time of receipt), acceptance for purchase and withdrawal of validly tendered Notes, and such determinations will be final and binding. The Company reserves the absolute right to reject any and all tenders of Notes that it determines are not in proper form or where the acceptance for purchase of, or payment for, such Notes may, in the Company’s opinion, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any of the conditions of the Tender Offer or any defect or irregularity in the tender of Notes of any particular Holder, whether or not similar conditions, defects or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Tender Offer will be final and binding.

Any defect or irregularity in connection with tenders of Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Notes shall not be deemed to have been made until all defects or irregularities have been waived or cured. None of the Company, the Dealer Manager, the Tender and Information Agent, the Trustee or any of their respective affiliates or any other person will be under any duty to give notification of any defects or irregularities in tenders or notices of withdrawal or will incur any liability for failure to give any such notification. If the Company waives its right to reject a defective tender of Notes, the Holder will be entitled to the Purchase Price, plus Accrued Interest.

9.            Waiver of Conditions; Termination of Tender Offer. The Company expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Tender Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time until the Expiration Date. The Company also expressly reserves the absolute right, subject to applicable law, to terminate the Tender Offer upon the occurrence of any of the conditions of the Tender Offer at any time prior to the Expiration Date without accepting for purchase any Notes that may have been tendered prior to such termination.

IMPORTANT: THIS PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE THEREOF) OR A PROPERLY TRANSMITTED AGENT’S MESSAGE DELIVERED PURSUANT TO THE DTC’S ATOP, CONFIRMATION OF A BOOK-ENTRY TRANSFER OF NOTES AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE TENDER AND INFORMATION AGENT AT OR PRIOR TO THE EXPIRATION DATE.

In order to tender Notes, a Holder should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Tender and Information Agent at its address set forth below or tender pursuant to DTC’s ATOP. Questions or requests for assistance relating to the procedures for tendering Notes or for additional copies of the Offer Documents may be directed to the Tender and Information Agent at its telephone number and address set forth below.

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers call: (212) 269-5550
Toll free: (800) 331-7024
Email: macquarie@dfking.com

By facsimile:
(For Eligible Institutions only)
(212) 709-3328
Confirmation:
(212) 232-3233

By Mail, Overnight Courier or Hand:
Attn: Michael Horthman
48 Wall Street
New York, New York 10005

Requests for assistance relating to the terms and conditions of the Tender Offer may be directed to the Dealer Manager at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Tender Offer or requests for additional copies of the Offer Documents.

The Dealer Manager for the Tender Offer is:

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179
Attention: Liability Management Group
Telephone No. Collect: (212) 834-4087
Telephone No. Toll-Free: (866) 834-4087